UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2018

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On January 5, 2018, RTI Surgical, Inc. (the “Company”) issued a press release outlining the Company’s 2018 guidance and long-term financial goals. A copy of this press release is furnished as Exhibit 99.1 to this Current Report and is incorporated in this Current Report by reference.

Company representatives will attend J.P. Morgan’s 36th Annual Health Care Conference from January 8, 2018, to January 11, 2018. During the conference, the Company will provide certain information to potential investors. A copy of this information is furnished as Exhibit 99.2 to this Current Report and is incorporated in this Current Report by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information furnished pursuant to Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company dated January 5, 2018.

99.2	RTIX Investor Presentation, January 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: January 5, 2018	By:	/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Administrative Officer